UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 4, 2004

                              NTL INCORPORATED
           (Exact name of registrant as specified in its charter)

      Delaware             File No. 000-22616                 52-1822078
     (State of          (Commission File Number)             (IRS Employer
   Incorporation)                                         Identification No.)

           909 Third Avenue, Suite 2863, New York, New York 10022
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (212) 906-8440

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                             TABLE OF CONTENTS

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

SIGNATURES

Exhibit 3.2

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Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year.

          On November 4, 2004, the Board of Directors (the "Board") of NTL Incorporated (the "Company") amended Sections 4, 7, 8, 9, and 10 of Article III of the Bylaws of the Company to provide that actions of the Board and any Board committees must take place outside the United Kingdom. The amendments to the Bylaws of the Company also established rules to determine when a meeting is considered to be held outside the United Kingdom. Previously the Bylaws of the Company provided that meetings of the Board and Board committees must be held in the United States.

          Attached as Exhibit 3.2 to this filing is a copy of the amended and restated Bylaws of the Company.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NTL INCORPORATED


 Date:  November 10, 2004               By:      /s/ Jacques Kerrest
                                             ---------------------

                                             Name: Jacques Kerrest
                                             Title:Chief Financial Officer

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                               EXHIBIT INDEX

Exhibit        Description
-------        -----------

3.2            Amended and Restated Bylaws of the Registrant.